UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2014

 Oritani Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 664-5400
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events

On February 26, 2014, Oritani Financial Corp. (the “Company”) made available investor presentation materials to be used in upcoming investor presentations. An investor presentation will be made on February 27, 2014 at the Keefe, Bruyette & Woods Boston Bank Conference. Additionally, the investor presentation will be webcast and can be viewed at www.wsw.com/webcast/kbw18/orit. The webcast will be available for 90 days. The materials will also be presented at the Raymond James 35th Annual Institutional Investors Conference taking place March 2-5, 2014. A copy of the Company's investor presentation materials is attached as Exhibit 99.1 and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not Applicable.

(d)	Exhibits.
99.1 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORITANI FINANCIAL CORP.

DATE: February 26, 2014	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and
Chief Financial Officer